LORD ABBETT HIGH YIELD FUND

Supplement dated December 23, 2010

to the Summary Prospectus dated April 1, 2010

Effective February 1, 2011, the Class A share 12b-1 fee for the above-referenced Fund will be amended as follows:

The Class A share 12b-1 fee will be reduced from an annual rate of 0.35% to 0.20% of the Fund’s average daily net assets.

Effective February 1, 2011, the Class C share 12b-1 fee for the above-referenced Fund will be amended as follows:

The Class C share 12b-1 fee will be reduced so that the Fund will pay a blended fee rate calculated based on (1) 1.00% of the average daily net assets on shares held for less than one year and (2) 0.80% of the daily net assets on shares held for one year or more. All Class C shareholders of the Fund will bear Rule 12b-1 fees at the same rate.

Effective February 1, 2011, the Class A maximum front-end sales charge of the above-referenced Fund will be amended as follows:

The Fund’s maximum Class A front-end sales charge will be reduced from 4.75% to 2.25%.